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Exhibit 10.15

Silicon Valley Bank

Amendment to Loan Documents

Borrower:	Allied Motion Technologies Inc. (fka Hathaway Corporation)
Allied Motion Systems Corporation (fka Hathaway Systems Corporation)
Allied Motion Process Instrumentation Corporation (fka Hathaway Process Instrumentation Corporation)
Allied Motion Control Corporation (fka Hathaway Motion Control Corporation)
Allied Motion Industrial Automation, Inc. (fka Hathaway Industrial Automation, Inc.)
Computer Optical Products, Inc.
EMOTEQ Corporation
Motor Products-Ohio Corporation
Motor Products Corporation (fka Motor Products-Owosso Corporation)
Date:	September 26, 2003

        THIS AMENDMENT TO LOAN DOCUMENTS is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (jointly and severally, "Borrower").

        The Parties agree to amend the Loan and Security Agreement between them, dated May 7, 1998 (as amended from time to time, the "Loan Agreement"), as follows, effective as of September 10, 2003. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

        1.     Modified Interest Rate. Section 2 of the Schedule to Loan and Security Agreement, entitled "2. INTEREST," is hereby amended to read as follows:

          2.     INTEREST.

      Interest Rate (Section 1.2):

      With respect to the Revolving Loans:

      A rate equal to the "Prime Rate" in effect from time to time, plus 1.0% per annum; provided that the interest rate in effect on any given day, including after taking into account the reduction, if any, described below, shall not be less than 5.0% per annum. The foregoing interest rate shall be reduced by 0.25% per annum at such time as, and for so long as, Borrower has achieved a Quick Ratio (as defined below) for two consecutive fiscal quarters (the first of which may not be earlier than the fiscal quarter ending September 30, 2002) greater than or equal to 1.50 to 1. The foregoing rate reduction shall go into effect as of the date of the second consecutive quarter's financial statements showing that Borrower is entitled to such rate reduction. If the interest rate is so reduced, based on financial statements as of a certain date and thereafter Borrower's Quick Ratio is no longer at least 1.50 to 1, then the interest rate shall be increased by 0.25% per annum, which rate increase shall go into effect as of the date of the financial statements showing that Borrower is no longer entitled to the rate reduction. Such reduction(s) and increase(s) may be made throughout the term of this Agreement.

      With respect to the Term Loan:

      A rate equal to the U.S. Treasury note yield to maturity for a term of 36 months as quoted in The Wall Street Journal on the day the Term Loan is advanced, plus 5.50% per annum. The foregoing interest rate shall be reduced by 0.50% per annum at such time as, and for so long as, Borrower has achieved a Quick Ratio (as defined below) for two consecutive fiscal quarters (the first of which may not be earlier than the fiscal quarter ending September 30, 2002) greater than or equal to 1.20 to 1 but less than 1.50 to 1, and shall be reduced by an additional 0.25% per annum at such time as, and for so long as, Borrower has achieved a Quick Ratio for two consecutive fiscal quarters (the first of which may not be earlier than the fiscal quarter ending September 30, 2002) of greater than or equal to 1.50 to 1. The foregoing rate reduction(s) shall go into effect as of the date of the second consecutive quarter's financial statements showing that Borrower is entitled to such rate reduction(s). If the interest rate is so reduced, based on financial statements as of a certain date and thereafter Borrower's Quick Ratio is no longer at least 1.50 to 1, then the interest rate shall be increased by 0.25% per annum, and if the Borrower's Quick Ratio is no longer at least 1.20 to 1, then the interest rate shall be increased by an additional 0.50% per annum, which rate increase(s) shall go into effect as of the date of the financial statements showing that Borrower is no longer entitled to the rate reduction(s). Such reduction(s) and increase(s) may be made throughout the term of this Agreement.

      With respect to all Loans:

      Notwithstanding the foregoing, in no event shall an interest rate reduction go into effect if, at the date it is to go into effect, an Event of Default has occurred.

      As used above, "Quick Ratio" shall mean the ratio of Borrower's accounts receivable, cash and cash equivalents, in each case held at Silicon, to Borrower's current liabilities (including, with respect to any long-term indebtedness, only that portion of such long-term indebtedness that is equal to twelve months' worth of regularly scheduled payments of principal on such long-term indebtedness) determined in accordance with GAAP.

      With respect to all Loans, interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

      Minimum Monthly Interest (Section 1.2): Not Applicable.

        2.     Modified Collateral Monitoring Fee. The Collateral Monitoring Fee set forth in Section 3 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

          Collateral Monitoring Fee: $1,000, per calendar month, payable in arrears (prorated for any partial calendar month at the beginning and at termination of this Agreement).

        3.     Modified Maturity Date. Section 4 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

          4.     MATURITY DATE (Section 6.1):

      February 28, 2004, subject to early termination as provided in Section 6.2 above.

      Notwithstanding the foregoing, with respect to the Term Loan: The outstanding principal balance of the Term Loan shall be repaid by Borrower to Silicon in forty-two (42) equal monthly payments of principal, commencing on September 1, 2002 and continuing on the first day of each subsequent month until the earlier of the following dates: (i) the date the Term Loan has been indefeasibly paid in full, (ii) the date the Revolving Loans are terminated, or (iii) the date this Agreement terminates by its terms or is terminated by either party in accordance with its terms. On the earlier to occur of the foregoing dates, the entire unpaid principal balance of the Term Loan, plus all accrued and unpaid interest thereon, shall be due and payable. Interest on the Term Loan shall be payable monthly as provided for in Section 1.2 of this Agreement.

        4.     Fee. In consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $6,250, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower's loan account.

        5.     Representations True. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

        6.     General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:		Silicon:
ALLIED MOTION TECHNOLOGIES INC. (fka Hathaway Corporation)		SILICON VALLEY BANK
By	/s/ RICHARD D. SMITH President or Vice President	By	/s/ S. RENEE HUDNALL
		Title	Vice President
By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary

Borrower:		Borrower:
ALLIED MOTION SYSTEMS CORPORATION (fka Hathaway Systems Corporation)		ALLIED MOTION PROCESS INSTRUMENTATION CORPORATION (fka Hathaway Process Instrumentation Corporation)
By	/s/ RICHARD D. SMITH President or Vice President	By	/s/ RICHARD D. SMITH President or Vice President
By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary	By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary
Borrower:		Borrower:
ALLIED MOTION CONTROL CORPORATION (fka Hathaway Motion Control Corporation)		ALLIED MOTION INDUSTRIAL AUTOMATION, INC. (fka Hathaway Industrial Automation, Inc.)
By	/s/ RICHARD D. SMITH President or Vice President	By	/s/ RICHARD D. SMITH President or Vice President
By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary	By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary
Borrower:		Borrower:
COMPUTER OPTICAL PRODUCTS, INC.		EMOTEQ CORPORATION
By	/s/ RICHARD D. SMITH President or Vice President	By	/s/ RICHARD D. SMITH President or Vice President
By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary	By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary
Borrower:		Borrower:
MOTOR PRODUCTS—OHIO CORPORATION		MOTOR PRODUCTS CORPORATION (fka Motor Products-Owosso Corporation)
By	/s/ RICHARD D. SMITH President or Vice President	By	/s/ RICHARD D. SMITH President or Vice President
By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary	By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary

GUARANTOR'S CONSENT

        The undersigned acknowledges that his consent to the foregoing Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.

Guarantor:		Guarantor:
ALLIED MOTION TECHNOLOGIES INC. (fka Hathaway Corporation)		ALLIED MOTION SYSTEMS CORPORATION (fka Hathaway Systems Corporation)
By	/s/ RICHARD D. SMITH President or Vice President	By	/s/ RICHARD D. SMITH President or Vice President
By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary	By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary
Guarantor:		Guarantor:
ALLIED MOTION PROCESS INSTRUMENTATION CORPORATION (fka Hathaway Process Instrumentation Corporation)		ALLIED MOTION CONTROL CORPORATION (fka Hathaway Motion Control Corporation)
By	/s/ RICHARD D. SMITH President or Vice President	By	/s/ RICHARD D. SMITH President or Vice President
By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary	By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary
Guarantor:		Guarantor:
ALLIED MOTION INDUSTRIAL AUTOMATION, INC. (fka Hathaway Industrial Automation, Inc.)		COMPUTER OPTICAL PRODUCTS, INC.
By	/s/ RICHARD D. SMITH President or Vice President	By	/s/ RICHARD D. SMITH President or Vice President
By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary	By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary

Guarantor:		Guarantor:
EMOTEQ CORPORATION		MOTOR PRODUCTS—OHIO CORPORATION
By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary	By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary
Guarantor:
MOTOR PRODUCTS CORPORATION (fka Motor Products-Owosso Corporation)
By	/s/ RICHARD D. SMITH President or Vice President
By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary

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Amendment to Loan Documents
GUARANTOR'S CONSENT